UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 5, 2012

Date of earliest event reported: June 4, 2012

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

2012 Compensation Actions

Long-term Incentives

On April 5, 2012, the Company made performance-based grants to each of our named executive officers under the Company’s 2009 Omnibus Incentive Compensation Plan (the “Plan”), pursuant to forms of grant agreements as filed with the Company’s Current Report on Form 8-K dated April 6, 2012 (the “Prior Grants”). On June 4, 2012, the Company and each of our executive officers mutually terminated the Prior Grants, and as of such date they have no further force and effect. The Prior Grants were to have been paid in cash based on actual performance relative to pre-determined, equally weighted 2012 goals for natural gas and oil and natural gas liquids production.

On June 4, 2012, the Company made (i) a performance-based grant to be settled in Class B Common Units of the Company, if earned, and (ii) a performance-based grant to be settled in cash, if earned, to each of our named executive officers under the Plan, in each case based on actual performance relative to pre-determined, equally weighted 2012 goals for natural gas and oil and natural gas liquids production. The goals set forth for threshold, target and maximum performance levels in the June 4, 2012, grants have the same performance targets as specified in the Prior Grants. In the event that the pre-determined 2012 performance levels are achieved, these new grants shall have the effect of reducing the total fair value of the compensation paid to each of our named executive officers, while reducing the amount of cash payments to be made to our named executive officers from the amounts that would have been paid under the Prior Grants.

Unit-Based Awards

The awards contain a threshold and target payout level. No award payouts will be made for actual performance below a threshold level. For performance within the target range, award payouts will be made at 100%. For actual performance between the threshold and target level, award payouts will be determined using a linear interpolation between the threshold level and the low end of the target level. Awards will be earned based upon 2012 performance and issuance of the earned units will be made on January 2, 2013, except in the case of death, disability, involuntary termination or certain change of control events, which may accelerate the unit grants. The target awards of these unit-based grants are not part of the target-level bonuses of the named executive officers under their employment agreements.

The pre-determined 2012 performance levels required for a unit-based payout on January 2, 2013, are:

Performance Level	Payout %	Natural Gas Production (weighted 50%)	Oil/NGL Production (weighted 50%)
Target	100%	from 11.4 Bcf to 14.0 Bcf*	from 144 Mbbls to 176 Mbbls*
Threshold	50%	at least 10.2 Bcf	at least 128 Mbbls

*	Achievement of the performance metric anywhere within this range will result in a payout of 100% of the target Class B Common Units, with a linear interpolation between the threshold performance level and the low end of the target range performance level.

The target unit grants for the named executive officers are as follows:

•	Mr. Brunner – 190,114 Class B Common Units

•	Mr. Ward – 95,057 Class B Common Units

•	Ms. Mellencamp – 76,046 Class B Common Units

•	Mr. Hiney – 38,023 Class B Common Units

The number of target units under these awards was calculated based on one-half of the target cash award under the Prior Grants divided by the 20-day simple average of the Company’s closing Common Unit price on NYSE Amex through April 5, 2012, or $2.63. The $2.63 unit price is 32.3% below the Company’s closing Common Unit price of $1.78 on June 4, 2012, which reduces the fair value of the compensation from that which would have been earned under the Prior Grants if the performance metrics are achieved.

The foregoing description of the executives’ unit-based long-term incentive award is qualified in its entirety by the terms of a Grant Agreement Relating to 2012 Performance Award-Executives (Units), a form of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference.

Cash-Based Awards

The cash-based awards contain a threshold, target and maximum payout level. No award payouts will be made for actual performance below a threshold level. For performance within the target range, award payouts will be made at 100%. For actual performance at a maximum level, award payouts will be made at 200%. For actual performance between the threshold and target level and between the target and maximum levels, award payouts will be determined using a linear interpolation between the low and high ends of the target levels, respectively. For actual performance above the target level, each executive also will be paid the cash value of the award times the corresponding percentage above the target performance level (100%) for the performance level achieved. Awards will be earned based upon 2012 performance and will be 100% vested as of December 31, 2012. Payment of the earned cash-based awards will be made on January 2, 2014, except in the case of death, disability, involuntary termination or certain change of control events, which may accelerate payment. The target cash values of the grants are part of the target-level bonuses of the named executive officers under their employment agreements.

The pre-determined 2012 performance levels required for a cash payout on January 2, 2014, are:

Performance Level	Payout %	Natural Gas Production (weighted 50%)	Oil/NGL Production (weighted 50%)
Maximum	200%	at least 15.2 Bcf	at least 192 Mbbls
Target	100%	from 11.4 Bcf to 14.0 Bcf*	from 144 Mbbls to 176 Mbbls*
Threshold	50%	at least 10.2 Bcf	at least 128 Mbbls

*	Achievement of the performance metric anywhere within this range will result in a payout of 100% of the cash value, with a linear interpolation between the threshold performance level and the low end of the target range performance level and between the high end of the target range performance level and the maximum performance level, respectively.

The target cash payouts for the named executive officers are as follows:

•	Mr. Brunner – $500,000

•	Mr. Ward – $250,000

•	Ms. Mellencamp – $200,000

•	Mr. Hiney – $100,000

The target cash payouts under these awards were calculated based on one-half of the target cash awards under the Prior Grants.

The foregoing description of the executives’ cash-based long-term incentive award is qualified in its entirety by the terms of a Grant Agreement Relating to 2012 Performance Award-Executives (Cash), a form of which is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference.

Item 1.02 Termination of a Material Definitive Agreement

On April 5, 2012, the Company made performance-based grants to each of our named executive officers under the Plan, pursuant to forms of grant agreements as filed with the Company’s Current Report on Form 8-K dated April 6, 2012, and incorporated herein by reference. On June 4, 2012, the Company and each of our executive officers mutually terminated the Prior Grants, and as of such date they have no further force and effect.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure under Item 1.01 is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Grant Agreement Relating to 2012 Performance Award - Executives (Units).

10.2	Form of Grant Agreement Relating to 2012 Performance Award – Executives (Cash).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: June 5, 2012	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Grant Agreement Relating to 2012 Performance Award – Executives (Units).

10.2	Form of Grant Agreement Relating to 2012 Performance Award – Executives (Cash).